                                                                 EXHIBIT 10.24.1


            AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
            -------------------------------------------------------


     This Amendment to Second Amended and Restated Loan Agreement (this "Amendment") is made and entered into as of the ___ day of August, 1998 by and between FRIEDMAN'S INC. (the "Borrower"), and NATIONSBANK, N.A. (formerly known as NATIONSBANK OF GEORGIA, N.A.) (the "Lender");

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Borrower and the Lender have made and entered into that certain Second Amended and Restated Loan Agreement, dated as of July 14, 1997, as amended (the "Original Loan Agreement" and, as amended hereby, the "Loan Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement);

     WHEREAS, pursuant to the Original Loan Agreement, the Lender has extended to the Borrower credit facilities in the original principal amount of $45,000,000;

     WHEREAS, the Lender has extended the maturity date of the credit facility to July 31, 1999;

     WHEREAS, the Borrower desires to increase the Maximum Loan Commitment by up to an additional $10,000,000 through January 1, 1999, and the Lender will agree to the same on the terms set forth herein;

     NOW THEREFORE, for and in consideration of the foregoing and for ten dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                          Amendments to Loan Documents
                          ----------------------------

     Section 1.1. The following definition in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

     "MATURITY DATE" shall mean July 31, 1999, or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise).

     "MAXIMUM LOAN COMMITMENT" shall mean $55,000,000 from August ___, 1998 through January 1, 1999 and $45,000,000 at all times on and after January 2, 1999.

     "NOTE" shall mean, collectively, (i) the Promissory Note, dated as of July 14, 1997, made by the Borrower to the order of the Lender in the stated principal amount of $45,000,000 in substantially the form of Exhibit B attached hereto, and (ii) the Promissory Note, dated as of August __, 1998, made by the Borrower to the order of the Lender in the stated principal amount of $10,000,000 in substantially the form of Exhibit B-X attached hereto, as each may be amended, modified, restated or extended.

     SECTION 1.2. The reference in the preamble to Section 2 of the Loan Agreement to "FORTY FIVE MILLION AND NO/100 DOLLARS ($45,000,000)" is hereby amended to read "FIFTY FIVE MILLION AND N0/100 DOLLARS ($55,000,000) through January 1, 1999 and FORTY FIVE MILLION AND NO/100 DOLLARS ($45,000,000) on and after January 2, 1999"

     SECTION 1.3. Notwithstanding anything to the contrary in the Loan Agreement, the Note or any other Loan Document, the credit facility provided to Borrower is hereby extended until July 31, 1999, subject to earlier termination upon occurrence of a Default or Event of Default, and each reference in any such Loan Document to "April 30, 1999" as the maturity date of the credit facility is hereby amended to read "July 31, 1999"; provided, nothing in this Section 1.2 of this Amendment shall be construed as permitting the Maximum Loan Commitment to exceed $45,000,000 on and after January 2, 1999.

     SECTION 1.4. The Loan Agreement is hereby amended by adding a new Exhibit B-X to read in the form attached hereto as Exhibit B-X.

     SECTION 1.5 Exhibit K-1 to the Loan Agreement is hereby amended by adding the following new item 4 to read in its entirety as follows:

     4. The Borrower may make an additional $10,00,000 term loan to Crescent Jewelers pursuant to the note purchase agreement dated August ___, 1998.


                                   ARTICLE 2
                          Conditions to Effectiveness
                          ---------------------------

     Section 2.1. The amendments to the Loan Agreement set forth in this Amendment shall become effective as of the date first above written (the "Effective Date") after all of the conditions set forth in Sections 2.2 through
2.6 hereof shall have been satisfied.

     SECTION 2.2. This Amendment shall have been executed and delivered by the Borrower.

     SECTION 2.3. The Lender shall have received counterparts or originals of each of the following, in form, scope and substance satisfactory to the Lender:

     (a) Secretarial and Incumbency Certificate from the Borrower; and

     (b) A certificate described in Section 2.4 below from the Borrower

     SECTION 2.4. (a) As of the Effective Date, the representations and warranties set forth in the Loan Agreement, and the representations and warranties set forth in each of the Loan Documents, shall be true and correct in all material respects; (b) as of the Effective Date, no Defaults or Events of Default shall have occurred and be continuing; (c) the Bank shall have received from the Borrower a certificate dated the Effective Date, certifying the matters set forth in subsections (a) and (b) of this Section 2.4.

     SECTION 2.5. The Lender shall have received, in form, scope and substance satisfactory to the Lender, (i) evidence of the extension of the termination date of the credit facilities extended to the Borrower under the First Union Credit Agreement and ABN Loan Agreement to July 31, 1999 and (ii) the consent and agreement of both First Union and ABN that the amendments contemplated hereby constitute "Permitted Amendments" under (and as defined in), and do not cause a "First Union Event of Default" or an " ABN Event of Default" under (and as defined in) the Intercreditor Agreement.


                                   ARTICLE 3
                                 Miscellaneous
                                 -------------

     Section 3.1. This Amendment, together with the Loan Documents, as in effect on the Effective Date, reflects the entire understanding with respect to the subject matter contained herein, and supersedes any prior agreements, whether written or oral.

     SECTION 3.2. References in this Amendment to any article or section are, unless otherwise specified, to such article or section in this Amendment.

     SECTION 3.3. This Amendment is not intended to be, and shall not be deemed or construed to be, a satisfaction, novation or release of the Loan Agreement or any other Loan Document.

     SECTION 3.4. All fees and expenses of the Lender incurred in connection with the issuance, preparation and closing of the closing of the transactions contemplated hereby shall be payable by the Borrower promptly upon the submission of the bill therefor. If the Borrower shall fail to promptly pay such bill, the Lender is authorized to pay such bill through an Advance of funds under the Loan.

     SECTION 3.5. This Amendment shall be construed and enforced in accordance with and governed by the internal laws (as opposed to the conflicts of laws provisions) of the State of Georgia.

     SECTION 3.6. Except as expressly amended hereby, all representations, warranties, terms, covenants and conditions of the Loan Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue in full force and effect.

     SECTION 3.7. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     WITNESS the hand and seal of each of the undersigned as of the date first written above.

                              NATIONSBANK, N.A.

                              By: /s/
                                 --------------------------------
                              Title:
                                    -----------------------------

                              BORROWER:

                              FRIEDMAN'S INC.

                              By: /s/
                                 --------------------------------
                              Title:
                                    -----------------------------

                              Attest: /s/
                                     ----------------------------
                              Title:
                                    -----------------------------


                                        [SEAL]